AVANTGARB, LLC
                           2000 EQUITY INCENTIVE PLAN


         1. Purpose. AvantGarb, LLC 2000 Equity Incentive Plan (the "Plan") is intended to enhance the ability of AvantGarb, LLC, a California limited liability company (the "Company"), to attract, retain and motivate key executives, employees, directors and consultants of the Company, its parent, its affiliates, joint ventures or subsidiaries, by providing such persons with an opportunity to obtain a proprietary interest in the Company and by rewarding them for their contribution to the Company. The Company believes that providing such opportunities and rewards serves the best interests of the Company's shareholders.

         2.       Definitions.  As used herein:
                  -----------

                  "Agreement" means the agreement described in Section 8 hereof.

                   "Award" means Options, Performance Shares, Stock Appreciation Rights and Restricted Shares. -----

                  "Beneficiary" or "Beneficiaries" means the person or persons designated by a Participant pursuant to the provisions of the Agreement to receive payments or rights pursuant to such Agreement upon the Participant's death. If no Beneficiary is so designated by a Participant or if no Beneficiary is living at the time a payment is due pursuant to such Agreement, payments shall be made to the estate of such Participant. The Agreement shall provide a Participant with the right to change the designated Beneficiaries from time to time by written instrument executed by the Participant and filed with the Committee in accordance with such rules as may be specified by the Committee.

                  "Board" means the Board of Directors of the Company.

                  "Change of Control" has the meaning set forth in Section 14 hereof.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as such law or regulations may be amended from time to time.

                  "Committee"  means the  committee  of the Board  described  in
Section 5 hereof.

                  "Common Stock" means (a) a member interest Unit in the company or (b) a share of common stock of any successor corporation issuing common stock into which the Company is merged or otherwise converted, in the course of which member interest units are converted into shares of common stock or (c) such other class or kind of shares or other securities as may be applicable under
Section 13 hereof.

                  "Effective Date" means the date described in Section 3 hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such act, rules or regulations may be amended from time to time.

                  "Fair Market Value" means the closing price of a share of Common Stock on a specified date as reported in the official reporting entity for the exchange or quotation system on which shares of Common Stock are listed or traded for such date, or such other measurement of value as may be specified by the Committee from time to time.

                  "Free-Standing   Stock  Appreciation   Right"  means  a  Stock
Appreciation Right not granted in tandem with an Option.

                  "Grant Date" means, with respect to any Award, the date designated by the Committee as the date on which such Award was granted.

                   "Incentive Stock Option" means an Option which is qualified as an incentive stock option under Section 422(b) of the Code.

                  "Initial Value" means the initial value, if any, of a Free-Standing Stock Appreciation Right, as determined at the time of grant by the Committee in its discretion and as set forth in the applicable Agreement; provided, however, that the Initial Value of a Stock Appreciation Right shall be no less than 100% of the Fair Market Value of a share of Common Stock as of the Grant Date.

                  "Non-qualified Stock Option" means an Option which does not qualify as an Incentive Stock Option.

                  "Option" means an option to purchase units or shares of Common Stock, subject to the terms and conditions provided for in Section 9 hereof.

                  "Option Price" means the exercise price of an Option, as determined at the time of grant by the Committee in its discretion and as set forth in the applicable Agreement; provided, however, that the Option Price of an Incentive Stock Option shall be no less than 100% of the Fair Market Value of a share of Common Stock as of the Grant Date; and provided, further, that the Option Price of any Incentive Stock Option shall be subject to the terms set forth in Section 9(a)(iv) hereof.

                  "Participant" means a key employee, officer or director of, or consultant to, the Company, its parent or one of its subsidiaries, joint ventures or affiliates, who is designated by the Committee to receive an Award under the Plan.

                  "Performance Goals" have the meaning set forth in Section 7 hereof. Performance Goals shall be objective and pre-established by the Committee within the meaning of Section 162(m) of the Code.

                  "Performance   Period"   means  a  fixed   period   of   time,
pre-established by the Committee, during which a Participant performs service for the Company and during which Performance Goals may be achieved.

                  "Performance Share" means a right whose value is determined with reference to attaining Performance Goals for a Performance Period or such other measure as may be approved by the Committee, from time to time, and which is paid in shares of Common Stock, cash or a combination thereof, as determined by the Committee in its discretion, subject to the terms and conditions provided for in Section 11 hereof.

                  "Plan" means the AvantGarb, LLC 2000 Equity Incentive Plan, as the same may be amended, from time to time, in accordance with Section 15 hereof.

                  "Restricted Share" means a unit or share of Common Stock which is restricted subject to the terms and conditions provided for in Section 12 hereof.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

                  "Stock Appreciation Right" or "SAR" means a right to receive the appreciation, if any, in the Fair Market Value of one share of Common Stock, subject to the terms and conditions provided for in Section 10 hereof.

                  "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in tandem with an Option.

                  "Unit" means a member interest unit in a limited liability company formed under applicable state corporate laws.

         3. Effective Date. The Plan shall become effective on the date ("Effective Date") of its adoption by the Board. (Subject to approval of the Plan by the stockholders of the Company. Prior to such stockholder approval, the Committee may grant Awards conditioned on stockholder approval. If such stockholder approval is not obtained by the first annual meeting of stockholders to occur after the adoption of the Plan by the Board, the Plan and any Awards made thereunder shall terminate ab initio and be of no further force and effect.)

4.       Maximum Number of Shares Available for Grant.

                  (a) Subject to adjustment pursuant to Section 13 hereof, the maximum aggregate number of shares of Common Stock that may be used to settle Awards made under the Plan shall not exceed 2,850,000 shares of Common Stock. Notwithstanding the foregoing, any Awards that have been forfeited or canceled or have expired without the relevant Participant having received value therefor, such as the forfeiture of a Participant's unvested Options upon termination of his/her service (an "Expired Award"), shall not be counted for purposes of determining the number of shares of Common Stock issued or reduce the number of Awards issuable in connection with Awards granted under the Plan. For purposes of the immediately preceding sentence, neither (i) any Award tendered to the Company or withheld by the Company to satisfy tax withholding requirements, nor
(ii) any Restricted Share that is forfeited, canceled or expired and with respect to which a Participant received any dividends or "benefits of ownership" (within the meaning of the rules under Section 16(b) of the Exchange Act), shall be deemed an Expired Award.

                  (b) Shares of Common Stock issued under the Plan may be authorized and unissued shares or issued and re-acquired shares, as the Committee may from time to time determine.

                  5.       Administration.
                           --------------

                  (a) The Plan shall be administered by the Committee, which shall be appointed by the Board and which shall consist of two or more members of the Board. From and after the date that the Company has become subject to the reporting requirements of the Exchange Act, each member of the Committee at all times during service as a member of the Committee shall qualify with respect to the Plan as a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and as an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have full power and authority to interpret and construe the provisions of the Plan and of any Agreements under the Plan and make determinations pursuant to any Plan provision or Agreement. Each interpretation, determination or other action made or taken pursuant to the Plan by the Committee shall be final, conclusive and binding on all persons.

                  (b) No member of the Committee shall be liable for anything whatsoever in connection with the administration of the Plan except such member's own willful misconduct. Under no circumstances shall any member of the Committee be liable for any act or omission of any other member of the Committee. In the performance of its functions with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

         6. Grant or Offer of Awards. The Committee shall, from time to time, select and make grants of Awards or offers for the sale of Awards to Participants.

         7. Establishment of Performance Goals. Awards of Performance Shares hereunder shall be based, and Awards of Restricted Shares hereunder may be based (in the Committee's discretion), upon Performance Goals pre-established by the Committee with respect to a Performance Period. The Performance Goals shall be based on one or more of the following criteria to be attained by the Company (or a subsidiary or division thereof): (i) total shareholder return, (ii) Fair Market Value of a share of Common Stock, (iii) earnings before interest and taxes, (iv) return on investment, (v) earnings per share, (vi) return on equity, and (vii) earnings before interest, taxes, depreciation and amortization. The Committee shall certify in writing that a Performance Goal has been attained prior to payment of any Award based on such Performance Goal. Performance Goals may be revised by the Committee, at such times as it deems appropriate during the Performance Period, in order to take into consideration any unforeseen events or changes in circumstances.

         8.       Agreement; Transferability of Awards.
                  ------------------------------------

                  (a) Agreement. The terms and conditions of each grant of Awards shall be embodied in a written agreement (the "Agreement") in a form approved by the Committee and delivered to the Participant as soon as practicable following the Grant Date. The Agreement shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference. Each Agreement shall: (a) state the Grant Date of the Award, the number of shares or units issuable in connection with the Award or the number of Performance Shares, Free-Standing Stock Appreciation Rights or Restricted Shares related to the Award, as the case may be, as well as the exercisability, payment and other restrictions applicable to the Award, as determined by the Committee, and (i) in the case of Options (and any related Tandem Stock Appreciation Rights), the Option Price, (ii) in the case of Restricted Shares, the purchase price, if any, for such Restricted Shares, or (iii) in the case of Free-Standing Stock Appreciation Rights, the Initial Value thereof and the maximum number of shares of Common Stock that may be issued in connection therewith; (b) specify any applicable vesting schedule; (c) in the case of Options, state whether the Option is intended to qualify as an Incentive Stock Option; (d) provide that Restricted Shares shall only be transferable after they vest and that, subject to Section 8(b) hereof, all other Awards shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution, by a qualified legal representative in the event of disability or incompetence, or pursuant to a qualified domestic relations order as such term is defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and during the Participant's lifetime shall only be exercisable by or paid to the Participant; (e) provide for the treatment of Awards in the event of the termination of the Participant's employment; (f) provide such other additional or alternative terms as may, in the Committee's discretion, be advisable to comply with the exemptive relief provided by Rule 16b-3 under the Exchange Act; (g) provide such other terms and conditions, not inconsistent with the Plan, as the Committee may deem advisable; and (h) be signed by the recipient of the Award and a person designated by the Committee.

                  (b) Transferability. Notwithstanding Section 8(a) hereof, the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award to a Participant's family members or to one or more trusts, partnerships or corporations established in whole or in part for the benefit of one or more of such family members; provided, further, that the restrictions in this sentence shall not apply to shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Agreement have lapsed. During the lifetime of the Participant, an Option, Stock Appreciation Right or similar-type of Award shall be exercisable only by the Participant or by the family member or trust to whom such Option, Stock Appreciation Right or other Award has been transferred in accordance with the previous sentence.

         9.       Terms of Options.
                  ----------------

                  (a) Terms of Options Generally. Options may be granted to any Participant to purchase such number of units or shares of Common Stock and having such terms as the Committee shall determine in exchange for payment of the Option Price in cash, or, in the discretion of the Committee and to the extent provided in the applicable Agreement, in units or shares of Common Stock already owned by the Participant, through withholding of Common Stock subject to the Option with a value equal to the exercise price, in other property acceptable to the Committee or in any combination of cash, shares of Common Stock or such other property, or such other manner of settlement of the Option Price as the Committee shall determine. Options granted under the Plan shall comply with the terms and conditions set forth in this Section 9.

                           (i) Vesting. Each Option shall vest and become exercisable as determined by the Committee and as set forth in the applicable Agreement.

                           (ii) Duration of Options. Each Option shall be effective for such term as shall be determined by the Committee and set forth in the Agreement; provided, however, that no Option shall be exercisable beyond the tenth anniversary of the Grant Date of such Option.

                           (iii) Exercise Price. The price at which shares of Common Stock may be purchased under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

                           (iv) Incentive Stock Options Granted to Certain Shareholders. No Incentive Stock Option may be issued pursuant to the terms of the Plan to any individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of units or stock of the Company or any of its subsidiaries, unless (A) the Option Price determined as of the Grant Date is at least 110% of the Fair Market Value on the Grant Date of the units or shares of Common Stock subject to such Option, and (B) the Incentive Stock Option is not exercisable more than five years from the Grant Date thereof.

                  (b) Effect of Exercise on Related Tandem Stock Appreciation Rights. The exercise of an Option shall result in the cancellation of any related Tandem Stock Appreciation Rights on a share-for-share basis.

                  (c) Limitation on Exercise. The Option shall not be exercisable unless the offer and sale of the Common Stock subject to the Option has been registered under the Securities Act, or the Company has determined that an exemption from registration under the Securities Act (and applicable state laws) is available and applicable to the offer and sale of the Common Stock subject to the Option.

                  (d) Delivery of Certificate. As soon as practicable following the exercise of an Option, a certificate in the Participant's name evidencing the appropriate number of units or shares of Common Stock issued in connection with such exercise shall be delivered to the Participant.

         10.      Terms of Stock Appreciation Rights.
                  ----------------------------------

                  (a) Terms of Stock Appreciation Rights Generally. Each Stock Appreciation Right granted under the Plan shall comply with the terms and conditions set forth in this Section 10.

                           (i) Grants of Stock Appreciation Rights. Each Tandem Stock Appreciation Right shall relate to a specific Option granted under the Plan and in the case of Incentive Stock Options may be granted only concurrently with the Option to which it relates. In the case of Non-qualified Stock Options, Tandem Stock Appreciation Rights may be granted at any time prior to the exercise, termination or expiration of such Option. Free-Standing Stock Appreciation Rights may be granted by the Committee at any time to any Participant.

                           (ii) Vesting, Exercise and Duration of Stock Appreciation Rights. A Tandem Stock Appreciation Right shall be exercisable by a Participant only at such times as the Option to which it relates may be exercised, shall be forfeited when the related Option is forfeited and may expire no later than the expiration of the related Option. Each Free-Standing Stock Appreciation Right shall vest and become exercisable as determined by the Committee and as set forth in the applicable Agreement.

                           (iii) Value of Stock Appreciation Rights. A vested Stock Appreciation Right shall entitle a Participant to receive from the Company, upon exercise of the right, an amount (payable in the manner described in Section 10(c) hereof) equal to the Fair Market Value on the exercise date of the Stock Appreciation Right of the total number of units or shares of Common Stock for which the Stock Appreciation Right is exercised, less (A) in the case of Tandem Stock Appreciation Rights, the Option Price that the Participant would have otherwise been required to pay to purchase such units or shares had the Option been exercised with respect to such units or shares, or (B) in the case of a Free-Standing Stock Appreciation Right, the Initial Value.

                           (iv) Number of Shares Covered by a Tandem Stock Appreciation Right. In no case may the number of shares of Common Stock covered by a Tandem Stock Appreciation Right exceed the number of units or shares of Common Stock covered by the related Option.

                  (b) Effect of Exercise of Tandem Stock Appreciation Right on Related Option. The exercise of a Tandem Stock Appreciation Right shall automatically result in the cancellation of the related Option on a unit-for-unit or share-for-share basis, and the shares of Common Stock which were related to such Option shall not again be available for future grants or sales of Awards.

                  (c) Payment. Payment to a Participant upon the exercise of a Stock Appreciation Right shall be made as soon as practicable following such exercise and, in the discretion of the Committee, may be made in cash, in units or shares of Common Stock or a combination of cash and units or shares of Common Stock; provided, however, that payment shall not be made in Common Stock unless the Common Stock has been registered under the Securities Act, or the Company has determined that an exemption under such Act is available and applicable to such exercise and payment in Common Stock.

                  (d) Delivery of Certificate. As soon as practicable following the exercise of a Stock Appreciation Right that is paid in whole or part in Common Stock, a certificate evidencing the appropriate number of units or shares of Common Stock issued in connection with such exercise shall be delivered to the Participant.

         11.      Terms of Performance Shares.
                  ---------------------------

                  (a) Terms of Performance Shares Generally. Performance Shares may be granted to any Participant. The Performance Shares granted hereunder shall comply with the terms and conditions set forth in this Section 11.

                           (i)  Measurement  of Value of Performance  Shares.  A
                  vested Performance Share shall entitle the Participant to receive from the Company, on such date as the Committee may determine in its discretion and as set forth in the applicable Agreement, the value of the number of units or shares of Common Stock determined with reference to attaining Performance Goals for a Performance Period as set forth in the applicable Agreement.

                           (ii) Vesting.  Each  Performance  Share shall vest as
                  determined by the Committee and as set forth in the applicable Agreement, but in no event less than one year from the Grant Date.

                  (b) Payment. Payment to a Participant with respect to a Performance Share shall be made in the discretion of the Committee, in units or shares of Common Stock, cash, or a combination of cash and units or shares of Common Stock; provided, however, that payment shall not be made in units or Common Stock unless the Common Stock has been registered under the Securities Act in connection therewith, or the Company has determined that an exemption under such Act is available and applicable to such exercise and payment in units or Common Stock.

                  (c) Delivery of Certificate. Upon payment of a Performance Share that is paid in whole or part in units or Common Stock, a certificate evidencing the appropriate number of units or shares of Common Stock issued in connection with such exercise shall be delivered to the Participant.

         12.      Terms of Restricted Shares.
                  --------------------------

                  (a) Terms of Restricted Shares Generally. Restricted Shares may be granted or offered for sale to any Participant, may be granted solely in consideration for services rendered or to be rendered to the Company, or its subsidiaries or affiliates, and may also be granted in substitution and exchange for restricted property (within the meaning of Section 83 of the Code) held by a Participant. If Restricted Shares are offered for sale hereunder, the purchase price shall be payable in cash, or, in the discretion of the Committee and to the extent provided in the applicable Agreement, in units or shares of Common Stock already owned by the Participant, in promissory notes (which may be recourse or non-recourse by the maker), in other property or in any combination of cash, units or shares of Common Stock or such other property. The Restricted Shares granted or offered for sale under the Plan shall comply with the terms and conditions set forth in this Section 12.

                  (b) Purchase Price; Offering Period. Restricted Shares offered for sale shall be sold at a purchase price determined at the time of offering by the Committee in its discretion and as set forth in the applicable Agreement.

                  (c) Delivery of Certificate. At the time of grant or sale of Restricted Shares to a Participant, a certificate evidencing the appropriate number of units or shares of Common Stock granted or sold to the Participant as Restricted Shares shall be issued in the Participant's name but shall be subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code and shall be held by the Company for the account of the Participant until such time as such Restricted Shares vest hereunder. Upon such vesting, the certificate evidencing such shares shall be delivered to the Participant.

                  (d) Vesting. Each Restricted Share shall vest as determined by the Committee and as set forth in the applicable Agreement. The vesting of each Restricted Share which is subject to the attainment of Performance Goals for the relevant Performance Period established by the Committee shall not vest in less than one year.

         13.      Certain Adjustments.
                  -------------------

                  (a) Effect of  Reorganization.  Subject to the  provisions  of
Section 14 hereof, in the event that (i) the Company is merged or consolidated with, or converted into, another corporation, (ii) all or substantially all the assets of the Company are acquired by another corporation, person or entity,
(iii) the Company is reorganized, dissolved or liquidated, or (iv) the division or subsidiary for which a Participant performs services is sold, merged, consolidated, reorganized or liquidated (each such event in (i), (ii), (iii) or
(iv) being hereinafter referred to as a "Reorganization Event"), or (v) the Board shall propose that the Company enter into a Reorganization Event, then the Committee shall (A) make appropriate adjustment in the number and kind of units or shares of Common Stock reserved for Awards that may be granted or offered pursuant to the Plan, and (B) with respect to then outstanding Awards, make appropriate adjustments to provide each Participant with a benefit substantially equivalent to that which he/she would have been entitled to had such Reorganization Event not occurred.

                  (b) Dilution and Other Adjustments. In the event of a stock dividend, stock split, recapitalization, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value or other similar event affecting the Common Stock or units, the Committee shall adjust the number and kind of Common Stock or units reserved for Awards that may be granted or offered pursuant to the Plan, and shall make any or all of the following adjustments that in its discretion it deems necessary or advisable to provide each Participant with a benefit equivalent to that to which he/she would have been entitled had such event not occurred: (i) adjust the number of Awards granted or offered to each Participant and the number of Awards that may be granted or offered generally pursuant to the Plan, (ii) adjust the Option Price of any Options and the Initial Value of any Stock Appreciation Rights, and (iii) make any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes. Unless otherwise determined by the Committee, such adjustments shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject. No fractional shares of Common Stock shall be reserved or authorized by any such adjustment. In the event of a change in the Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

         14.      Change of Control.
                  -----------------

                  (a) Notwithstanding any other provision of the Plan or any Agreement, the Committee shall have the authority in its discretion to provide for the accelerated vesting and/or payment of Awards (with or without regard to the achievement of Performance Goals) in the event of a Change of Control or in the event of a determination by the Committee that a Change of Control may occur.

                  (b) For purposes of this Section 14, "Change of Control" means that any of the following events shall have occurred:

                           (i)  The  Company  is  merged  or   consolidated   or
                  reorganized into or with another corporation, person or entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then outstanding securities of such corporation, person or entity immediately after such transaction are held in the aggregate by the holders of Voting Stock (as that term is hereafter defined) of the Company immediately prior to such transaction;

                           (ii) The Company sells or otherwise  transfers all or
                  substantially all of its assets to any other corporation, person or entity, and less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                           (iii)  There is a report  filed  on  Schedule  13D or
                  Schedule 14D-1 of the Exchange Act by a person other than a person that satisfies the requirements of Rule 13d-1(b)(1) under the Exchange Act for filing such report on Schedule 13G, which report as filed discloses that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 under the Exchange Act) of securities representing 12.5% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors of the Company ("Voting Stock");

                           (iv) The  Company  files a report or proxy  statement
                  with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                           (v) If during  any period of two  consecutive  years,
                  individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of any such period.

                  Notwithstanding  the  foregoing  provisions of Clause (iii) or
                  (iv) hereof, a "Change of Control" shall not be deemed to have occurred for purposes of the Plan solely because (x) the Company, (y) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or (z) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company (or any trustee of any such plan on its behalf), either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, or Form 8-K or Schedule 14A under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 12.5% or otherwise, or because the Company reports that a Change of Control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

         15. Amendment of the Plan. The Board may at any time and from time to time modify, amend, suspend or terminate the Plan in whole or in part; provided, however, that any amendment which is required by law (including the Code) or by the rules of any stock exchange upon which shares of Common Stock are traded which require shareholder approval thereof shall not be effective unless and until such shareholder approval has been obtained in compliance with such rule or law. No termination, modification or amendment of the Plan may, without the consent of the Participant to whom an Award has been granted, adversely affect the rights of such Participant under such Award.

         16. Termination. Unless previously terminated pursuant to Section 15 hereof, the Plan shall terminate on the fifth anniversary of the Effective Date, and no further Awards may be granted hereunder after such date. Awards then outstanding may continue to be exercised, vest or be paid in accordance with their terms.

         17. Use of Proceeds. The proceeds received by the Company from the sale of Common Stock or units pursuant to the sale or exercise of Awards under the Plan shall be added to the Company's general funds and used for general corporate purposes.

         18.      Miscellaneous.
                  -------------

                  (a) No Rights to Grants or Continued Service. Except as expressly provided for in the Plan, no Participant shall have any claim or right to be granted an Award under the Plan, nor shall any Participant have a right to receive payment of an Award in any form other than as the Committee shall approve. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company.

                  (b) No Restriction on Right of Company to Effect Corporate Changes. Nothing in the Plan shall affect the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock, units, options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (c) Governing Law. The Plan, and all agreements entered into under the Plan shall be construed in accordance with and governed by the internal laws of the State of Delaware.

         (d) Withholding. As a condition to the making of any Award, the vesting or payment of any Award or the lapse of the restrictions pertaining thereto, the Company may, in the discretion of the Committee, require the Participant to pay such sum to the Company as may be necessary to discharge the Company's obligations with respect to any taxes, assessments or other governmental charges imposed on property or income received by a Participant pursuant to the Plan. In the discretion of the Committee, such payment may be in the form of cash or other property. In the discretion of the Committee, the Company may make available for delivery a lesser number of units or shares, in satisfaction of such taxes, assessments or other governmental charges. At the discretion of the Committee, the Company may deduct or withhold from any payment or distribution to a Participant whether or not pursuant to the Plan. In the discretion of the Committee, the Company may offer loans to Participants to satisfy withholding requirements on such terms as the Committee may determine, which loans may be non-interest bearing.

         (e) Equity Holder Rights. A Participant shall not have any dividend, voting or other equity holder rights by reason of any Award prior to the Participant becoming the record holder on the books of the Company of units or shares of Common Stock pursuant to such Award, and no adjustment shall be made for dividends or distributions or other rights in respect of any unit or share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof; provided, however, that a Participant shall have all rights of an equity holder as to any Restricted Shares sold or granted to him/her (except for any applicable risk of forfeiture and restrictions on transferability), including the right to receive dividends and the right to vote for directors and upon other matters in accordance with the Company's
Certificate of Incorporation or other organizing documents; and provided, further, that the Participant shall not have the right to transfer, sell, hypothecate, pledge or otherwise alienate any unvested Restricted Shares.

         (f) Headings. The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.






         OPTION AWARD AGREEMENT ("Agreement") dated as of _____________, between AVANTGARB, LLC, a California limited liability company (the "Company"), and the other party signatory hereto (the "Participant").

         WHEREAS, the Participant is a key executive, employee, director or consultant of the Company or one of its subsidiaries, joint ventures or affiliates and, upon the terms and subject to the conditions hereinafter set forth, the Company desires to provide the Participant with an incentive to remain in its employ and to increase Participant's interest in the success of the Company by granting Participant the option awards herein described (the "Awards") pursuant to the Company's 2000 Equity Incentive Plan (the "Plan");

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

         1.       Incorporation of Plan; Definitions.
                  ----------------------------------

         Awards granted hereunder are subject in their entirety to the terms and conditions of the Plan, which are incorporated herein by reference. The terms used in this Agreement that are not defined herein shall have the definitions assigned to them in the Plan.

         2.       Options.
                  ----------------

                  (a) Grant of Options. The Company hereby grants to the Participant, effective as of the date hereof (the "Grant Date"), options (the "Options") to purchase the number of Units or shares of Common Stock of the Company specified on Exhibit A hereof, such Options to be exercisable at the exercise price per share (the "Option Price") set forth on Exhibit A. The Units or shares issuable upon exercise of Options are hereinafter referred to as the "Option Shares".

                  (b) Vesting. The Options shall vest and become exercisable on the date or dates set forth on Exhibit A hereto (the "Vesting Date"), unless previously vested, forfeited or adjusted in accordance with the provisions of Section 7 or 8 hereof. The Options shall not be exercisable following the date which shall be the tenth anniversary of the Grant Date (the "Option Term").

                  (c)      Exercise of Options; Restrictions on Stock Purchased.

                           (i) Notice. Subject to the conditions set forth below, the Participant may exercise all or any portion of the Options (to the extent vested) by giving written notice to the Company's Director of Benefits or Director of Compensation and Benefits. The date of exercise of the Options with respect to the number of Units or shares of Common Stock specified in the notice shall be the date on which the conditions provided in paragraph (ii) below and Sections 3 and 6 herein are satisfied.

                           (ii)   Payment.   Prior  to  the   delivery   to  the
                  Participant of a certificate evidencing Units or shares of Common Stock in respect of which all or a portion of the Options shall have been exercised [which certificate shall bear a legend evidencing such limitations on transfer, if any, as may be applicable to such Units or shares (a "Certificate")], the Participant shall have paid to the Company the Option Price of all Units or shares of Common Stock purchased pursuant to such exercise of the Options in cash or via a broker-assisted cashless exercise transaction, or, with the consent of the Committee (which consent shall be granted in the sole discretion of the Committee), in Units or shares of Common Stock already owned by the Participant (valued at the then Fair Market Value), through withholding of Common Stock subject to the Option with a value equal to the exercise price, in other property acceptable to the Committee or in any combination of cash, Units or shares of Common Stock or such other property, or such other manner of settlement of the Option Price as the Committee shall determine.

                           (iii) Other Provisions. Notwithstanding the foregoing, the Committee may also permit the exercise of Options through such other procedures as the Committee shall in its discretion approve.

                  (d) Status of Options. The Options granted hereby are not intended to qualify as Incentive Stock Options.


         3.       Registration of Shares.
                  ----------------------

         No Award which is exercisable or payable in shares of Common Stock and granted under this Agreement shall be exercisable or payable, nor shall any shares of Common Stock be issued pursuant to the exercise or vesting of any Award granted under this Agreement, unless the shares of Common Stock subject to such Award have been registered under the Securities Act or the Company has determined that an exemption from registration under the Securities Act is available and applicable.

         4.       Restrictions on Transfer.
                  ------------------------

         Subject to Section 8(b) of the Plan, Options shall not be transferable prior to vesting other than to trusts established by the Participant for the benefit of the Participant or a member of the Participant's immediate family, by will or the laws of descent and distribution, by a qualified legal representative in the event of disability or incompetence, or pursuant to a qualified domestic relations order as defined in the Code and Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder.

         5.       Rights as a Stockholder.
                  -----------------------

                  (a) Stockholder Rights. The Participant shall have no rights as a member or stockholder with respect to any Units or shares of Common Stock issuable hereunder until a certificate or certificates evidencing such Units or shares shall have been issued to or in the name of the Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof. With respect to Units or shares so issued to or in the name of the Participant, the Participant shall have all rights of a holder of Common Stock as to such Units or shares, including the right to receive dividends and the right to vote in accordance with the Company's Operating Agreement or Certificate of Incorporation.

                  (b) Dividends and Distributions. Any Units or shares of Common Stock received by the Participant as a result of a stock dividend on the Units or shares issued hereunder or a stock distribution to Participant as the holder of such Units or shares shall be subject to the same restrictions as the Units or shares issued hereunder and all references to shares issued hereunder shall be deemed to include such additional Units or shares of Common Stock.

         6.       Withholding of Taxes.
                  --------------------

         The Company and its subsidiaries shall have the right, before a certificate for any Units or shares of Common Stock is delivered to the Participant, to require the Participant in connection with any Award to remit to the Company or the applicable subsidiary employer an amount sufficient to satisfy any Federal, state or local tax withholding requirements. Prior to the determination by the Company or its subsidiary of such withholding liability, such individual may make an irrevocable election to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold Units or shares of Common Stock that would otherwise be received by the Participant. Such election may be denied by the Committee in its discretion or may be made subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the Participant under Section 16(b) of the Exchange Act. In addition, in the discretion of the Committee, the Company may make available for delivery a lesser number of Units or shares, in satisfaction of such taxes, assessments or other governmental charges. At the discretion of the Committee, the Participant acknowledges that the Company may deduct or withhold amounts owing with respect to taxes under this Award from any payment or distribution to Participant whether or not pursuant to the Plan.

         7.       Consequences of Termination of Employment.
                  -----------------------------------------

                  (a) Termination of Employment Defined. For purposes of this Award and the Plan, the employment of the Participant shall be deemed terminated if the Participant is no longer serving as a consultant or director of, or employed as a salaried employee by, the Company or any of its subsidiaries, joint ventures or affiliates.

                  (b)  Death,  Retirement  or  Permanent  Disability;  Change of
         Control. If termination is without Cause or the Participant terminates voluntarily for Good Reason and such termination, in either case, takes place within two years after the occurrence of a Change of Control or if termination occurs by reason of death, Retirement or Permanent Disability and such termination occurs prior to the Vesting Date of the Participant's Options, all of the unvested Options shall vest and become exercisable immediately upon the effectiveness of such termination. All vested Options shall be exercisable for the period of one year following any termination by reason of death, three years following any termination after a Change of Control described in this paragraph (b), and the shorter of five years or the remainder of the Option Term following Permanent Disability or Retirement, and, if not so exercised, shall expire.

                  (c) Termination For or Without Cause; Voluntary Termination With or Without Good Reason; Forfeiture in Event of Certain Activities. If the Participant's service or employment is terminated for or without Cause or if the Participant voluntarily terminates employment with or without Good Reason (and any such termination does not occur within two years after a Change of Control), or if Participant engages in certain activities described below, then the following shall result; provided, however, that the Committee may, in its sole discretion, accelerate the vesting of any Awards (and payment thereunder) which would otherwise be forfeited as described below:

                           (i) If such termination occurs prior to the date that
                  an Option (or any portion thereof) has become vested, the unvested portion of such Option shall be deemed cancelled as of the date of such termination without payment therefor and the Company shall have no further obligation with respect thereto.

                           (ii) If such  termination is a voluntary  termination
                  without Good Reason and occurs on or following the date an Option (or any portion thereof) has become vested, vested Options then outstanding shall continue to remain outstanding and be subject to the applicable provisions of the Plan, except that such Options must be exercised during the shorter of the 90-day period following such termination or the remainder of the Option Term.

                           (iii) If termination is without Cause or if the Participant voluntarily terminates with Good Reason and such termination occurs on or following the date an Option (or any portion thereof) has become vested, vested Options then outstanding shall continue to remain outstanding and be subject to the applicable provisions of the Plan and this Agreement, except that such Options must be exercised within the shorter of three years following such termination or the remainder of the Option Term.

                           (iv) If at any time during the period ending one year
                  after the last date the Option Award hereunder is exercisable under the terms of this Agreement, Participant is terminated for Cause or engages in any activity in competition with any activity of the Company, or any activity inimical, contrary or harmful to the interests of the Company as determined by the Committee, including, but not limited to (a) conduct related to Participant's employment, for which either criminal or civil penalties against Participant could be sought, (b) violation of Company policies, including, without limitation, a knowing violation of the Company's insider trading policy,
                  (c) within the one-year period following termination of employment with the Company, accepting employment with or serving as a consultant, advisor or in any other capacity to a person or entity (including self-employment or ownership) that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company, (d) disclosing or misusing any confidential or proprietary information or material concerning the Company, or (e) participating in, or assisting, a hostile takeover attempt of the Company, then (1) this Option Award shall terminate effective as of the date on which Participant first enters into such activity (the "Forfeiture Date"), unless terminated sooner by operation of another term or condition of this Agreement or the Plan, and (2) any gain (the difference between the exercise price and the fair market value of one Unit or share of Common Stock on the date of exercise, times the number of Options exercised) realized from exercising all or a portion of any Option Award within the one-year period immediately preceding the Forfeiture Date, shall be immediately paid by Participant to the Company (irrespective of subsequent market increase or decrease).

                  (d) By accepting this Agreement, Participant consents to a deduction from any amounts the Company owes Participant from time to time (including amounts owed as wages or other compensation, fringe benefits or vacation pay, as well as any other amounts owed to Participant by the Company), to the extent of the amounts Participant owes the Company under paragraph (c)(iv) above. Whether the Company elects to make any deduction or set-off in whole or in part, if the Company does not recover by means of deduction or set-off the full amount owed it, calculated as set forth above, Participant agrees to pay immediately the unpaid balance to the Company.

                  (e) Definitions. For purposes of this Section 7, the following definitions shall be applicable:

                           (i) A termination  for "Cause" means a termination of
                  service or employment with the Company or any of the Company's subsidiaries or joint ventures which, as determined by the Committee, is by reason of (x) the commission by the Participant of a felony or a perpetration by the Participant of a dishonest act, material misrepresentation or common law fraud against the Company or any subsidiary, joint venture or other affiliate thereof, (y) any other act or omission which is injurious to the financial condition or business reputation of the Company or any subsidiary, joint venture or other affiliate thereof, or (z) the willful failure or refusal of the Participant to substantially perform the material duties of the Participant's position with the Company or any of the Company's subsidiaries, joint ventures or affiliates;

                           (ii) "Good Reason" means, with respect to the Participant, (x) "good reason" as defined in an employment agreement applicable to the Participant, or (y) if the Participant does not have an employment agreement that defines "good reason", (A) a failure to promptly pay compensation due and payable to the Participant in connection with his or her employment, (B) a material adverse change in the Participant's position with the Company or any of the Company's subsidiaries, joint ventures or affiliates, or (C) the assignment to the Participant of duties materially and adversely inconsistent with the Participant's position at the time of such assignment with the Company or any of the Company's subsidiaries, joint ventures or other affiliates;

                           (iii) "Permanent  Disability" shall be defined in the
                  same manner as such term or a similar term is defined in the long-term disability policy maintained by the Company or any of the Company's subsidiaries or joint ventures for the Participant and in effect on the date of the Participant's termination of employment with the Company or any of the Company's subsidiaries, joint ventures or other affiliates; provided, however, that the relevant condition must continue for six consecutive months before being deemed a "Permanent Disability"; and

                           (iv) "Retirement" means resignation or termination of
                  employment after attainment of the Participant's sixty-fifth birthday, unless the Committee determines otherwise in its sole discretion.

                  (f) Neither the conversion of AvantGarb, LLC into Nano-Tex, Inc., a Delaware corporation, nor any subsequent public offering of the shares of Nano-Tex, Inc. shall constitute a Change of Control for purposes of this Agreement.

8.       Certain Adjustments; Disputes.
         -----------------------------

                  (a) Effect of  Reorganization.  Subject to the  provisions  of
         Section 7 hereof, in the event that (i) the Company is merged or consolidated with another corporation, (ii) all or substantially all the assets of the Company are acquired by another corporation, person or entity, (iii) the Company is reorganized, dissolved or liquidated, or (iv) the division or subsidiary for which the Participant performs services is sold, merged, consolidated, reorganized or liquidated (each such event in (i), (ii), (iii), or (iv) being hereinafter referred to as a "Reorganization Event"), or (v) the Board shall propose that the Company enter into a Reorganization Event, then the Committee shall make adjustments to provide each Participant with a benefit equivalent to that to which the Participant would have been entitled had such Reorganization Event not occurred.

                  (b) Dilution and other Adjustments. In the event of a stock dividend, stock split, recapitalization, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value or other similar event affecting the Common Stock, the Committee shall make any or all of the following adjustments that in its discretion it deems necessary or advisable to provide the Participant with a benefit equivalent to that to which Participant would have been entitled had such event not occurred: (i) adjust the number of Awards granted to the Participant, (ii) adjust the Option Price of any Options, and (iii) make any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes.

                (c)  Disputes.   The  Committee's  authority  to  interpret  and
         construe  the  Plan  and  this  Agreement,   and  resolve  any  dispute
         hereunder, shall be final, conclusive and binding on all persons.

         9.       Amendment of this Agreement.
                  ---------------------------

         This Agreement may be amended only by a writing signed by both parties.

         10.      Miscellaneous.
                  -------------

                  (a) No Rights to Grants or Continued Service. Except as expressly provided for herein, the Participant shall have no claim or right to be granted an Award under the Plan, nor shall Participant have a right to receive payment of an Award in any form other than as the Committee shall approve. Neither the Plan nor any action taken hereunder shall be construed as giving the Participant any right to be retained in the employ or service of the Company.

                  (b) Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware.

                  (c) Binding Obligation; Survival; Assignment. The Participant hereby represents that this Agreement has been duly executed and delivered by the Participant and constitutes a legal, valid and binding obligation of the Participant, enforceable against the Participant in accordance with its terms.

                  (d) Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to his or her attention at the mailing address set forth at the foot of this Agreement (or to such other address as shall have been specified to the Company in writing) and, if to the Company, to it at 3330 West Friendly Avenue, Greensboro, North Carolina 27410, Attention: Corporate Secretary. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

                  (e) Other Matters. This Agreement and the other related agreements expressly referred to herein set forth the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Participant has executed this Agreement, both as of the date and year first above written.



AVANTGARB, LLC                                       PARTICIPANT


By___________________________                 _____________________________
Name:                                                         Name:
Title:                                                        Address:




         RESTRICTED   SHARE   AWARD   AGREEMENT   ("Agreement")   dated   as  of
_____________, between AVANTGARB, LLC, a California limited liability company (the "Company"), and the other party signatory hereto (the "Participant").

         WHEREAS, the Participant is a key executive, employee, director or consultant of the Company or one of its subsidiaries, joint ventures or affiliates and, upon the terms and subject to the conditions hereinafter set forth, the Company desires to provide the Participant with an incentive to remain in its employ and to increase Participant's interest in the success of the Company by granting Participant the restricted share awards herein described (the "Awards") pursuant to the Company's 2000 Equity Incentive Plan (the "Plan");

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

         1.       Incorporation of Plan; Definitions.
                  ----------------------------------

         Awards granted hereunder are subject in their entirety to the terms and conditions of the Plan, which are incorporated herein by reference. The terms used in this Agreement that are not defined herein shall have the definitions assigned to them in the Plan.

         2.       Restricted Shares.

                  (a) Grant of Restricted Shares. The Company hereby grants to the Participant the number of Units ("Restricted Shares") specified on attached Exhibit A hereof. Such grant shall be effective as of the date hereof (the "Share Grant Date").

                  (b) Certificate. One or more Certificates evidencing the Restricted Shares is being issued in the Participant's name and shall be held by the Company for the account of the Participant until such time as such Restricted Shares vest hereunder. Upon such vesting (and upon satisfaction of any obligation with respect to withholding taxes), the Certificate representing such shares shall be delivered to the Participant.

(b) Vesting. The Restricted Shares granted hereunder shall become nonforfeitable on the Vesting Date or Dates set forth on Exhibit A hereto, unless previously vested, forfeited or adjusted in accordance with the provisions of Section 7 or 8 hereof.

         3.       Registration of Shares.
                  ----------------------

         No Award which is exercisable or payable in shares of Common Stock and granted under this Agreement shall be exercisable or payable, nor shall any shares of Common Stock be issued pursuant to the exercise or vesting of any Award granted under this Agreement, unless the shares of Common Stock subject to such Award have been registered under the Securities Act or the Company has determined that an exemption from registration under the Securities Act is available and applicable.

         4.       Restrictions on Transfer.
                  ------------------------

         Subject to Section  8(b) of the Plan,  Restricted  Shares  shall not be transferable prior to vesting other than to trusts established by the Participant for the benefit of the Participant or an immediate family member of the Participant, by will or the laws of descent and distribution, by a qualified legal representative in the event of disability or incompetence, or pursuant to a qualified domestic relations order as defined in the Code and Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder.

         5.       Rights as a Stockholder.
                  -----------------------

                  (a) Stockholder Rights. Other than as provided herein and in the Plan, the Participant shall have all rights of a holder of Common Stock as to the Restricted Shares, including the right to receive dividends and the right to vote in accordance with the Company's Operating Agreement or Certificate of Incorporation.

                  (b) Dividends and Distributions. Any Units or shares of Common Stock received by the Participant as a result of a stock dividend on the Restricted Shares issued hereunder or a stock distribution to Participant as the holder of such Restricted Shares shall be subject to the same restrictions as the Restricted Shares issued hereunder and all references to Restricted Shares issued hereunder shall be deemed to include such additional Units or shares of Common Stock.

         6.       Withholding of Taxes.
                  --------------------

         The Company and its subsidiaries shall have the right, before a certificate for any Units or shares of Common Stock is delivered to the Participant, to require the Participant in connection with any Award to remit to the Company or the applicable subsidiary employer an amount sufficient to satisfy any Federal, state or local tax withholding requirements. Prior to the determination by the Company or its subsidiary of such withholding liability, such individual may make an irrevocable election to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold Units or shares of Common Stock that would otherwise be received by the Participant. Such election may be denied by the Committee in its discretion or may be made subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the Participant under Section 16(b) of the Exchange Act. In addition, in the discretion of the Committee, the Company may make available for delivery a lesser number of Units or shares, in satisfaction of such taxes, assessments or other governmental charges. At the discretion of the Committee, the Participant acknowledges that the Company may deduct or withhold amounts owing with respect to taxes under this Award from any payment or distribution to Participant whether or not pursuant to the Plan.

         7.       Consequences of Termination of Employment.
                  -----------------------------------------

                  (a) Termination of Employment Defined. For purposes of this Award and the Plan, the employment of the Participant shall be deemed terminated if the Participant is no longer serving as a consultant or director of, or employed as a salaried employee by, the Company or any of its subsidiaries, joint ventures or affiliates.

                  (b) Death, Retirement or Permanent Disability; Change of Control. If termination occurs prior to the Vesting Date of the Participant's Restricted Shares and is without Cause or the Participant terminates voluntarily for Good Reason, and such termination, in either case, takes place within two years after the occurrence of a Change of Control, or if termination occurs by reason of death, Retirement or Permanent Disability, all of the unvested Restricted Shares shall vest immediately upon the effectiveness of such termination.

                  (c) Termination For or Without Cause; Voluntary Termination With or Without Good Reason; Forfeiture in Event of Certain Activities. If the Participant's employment is terminated for or without Cause or if the Participant voluntarily terminates employment with or without Good Reason (and any such termination does not occur within two years after a Change of Control), or if Participant engages in certain activities described below, then the following shall result; provided, however, that the Committee may, in its sole discretion, accelerate the vesting of any Awards (and payment thereunder) which would otherwise be forfeited as described below:

                           (i) If  such  termination  is  without  Cause  or the
                  Participant voluntarily terminates with Good Reason, a pro rata portion of the unvested Restricted Shares (determined on the basis of the number of full months of employment completed prior to the date of termination during the period beginning on the Grant Date and ending on the Vesting Date) shall vest and be paid to the Participant immediately. Any portion of the Restricted Shares which are not vested after application of this clause (i) shall be deemed cancelled as of the date of such termination, and the Company shall have no further obligation with respect thereto.

                           (ii) If such termination is for Cause or the Participant voluntarily terminates without Good Reason, any unvested Restricted Shares shall be deemed cancelled as of the date of such termination and the Company shall have no further obligation with respect thereto.

                           (iii) If at any time  during  the  period  ending one
                  year after the Vesting Date of any award of Restricted Stock hereunder, Participant is terminated for Cause or engages in any activity in competition with any activity of the Company, or any activity inimical, contrary or harmful to the interests of the Company as determined by the Committee, including, but not limited to (a) conduct related to Participant's employment, for which either criminal or civil penalties against Participant could be sought, (b) violation of Company policies, including, without limitation, a knowing violation of the Company's insider trading policy, (c) within the one-year period following termination of employment with the Company, accepting employment with or serving as a consultant, advisor or in any other capacity to a person or entity (including self-employment or ownership) that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company, (d) disclosing or misusing any confidential or proprietary information or material concerning the Company, or (e) participating in, or assisting, a hostile takeover attempt of the Company, then (1) this Restricted Stock Award shall terminate effective as of the date on which Participant first enters into such activity (the "Forfeiture Date"), unless terminated sooner by operation of another term or condition of this Agreement or the Plan, and
                  (2) any gain (the difference between the fair market value of one Unit or share of Common Stock on the date of grant and the fair market value on the Vesting Date, times the number of Restricted Shares issued) realized from the vesting of all or a portion of any Restricted Share Award within the one-year period immediately preceding the Forfeiture Date, shall be immediately paid by Participant to the Company (irrespective of subsequent market increase or decrease).

                  (d) By accepting this Agreement, Participant consents to a deduction from any amounts the Company owes Participant from time to time (including amounts owed as wages or other compensation, fringe benefits or vacation pay, as well as any other amounts owed to Participant by the Company), to the extent of the amounts Participant owes the Company under paragraph (iii) above. Whether the Company elects to make any deduction or set-off in whole or in part, if the Company does not recover by means of deduction or set-off the full amount owed it, calculated as set forth above, Participant agrees to pay immediately the unpaid balance to the Company.

                  (e) Definitions. For purposes of this Section 7, the following definitions shall be applicable:

                           (i) A termination  for "Cause" means a termination of
                  service or employment with the Company or any of the Company's subsidiaries or joint ventures which, as determined by the Committee, is by reason of (x) the commission by the Participant of a felony or a perpetration by the Participant of a dishonest act, material misrepresentation or common law fraud against the Company or any subsidiary, joint venture or other affiliate thereof, (y) any other act or omission which is injurious to the financial condition or business reputation of the Company or any subsidiary, joint venture or other affiliate thereof, or (z) the willful failure or refusal of the Participant to substantially perform the material duties of the Participant's position with the Company or any of the Company's subsidiaries, joint ventures or affiliates;

                           (ii) "Good Reason" means, with respect to the Participant, (x) "good reason" as defined in an employment agreement applicable to the Participant, or (y) if the Participant does not have an employment agreement that defines "good reason", (A) a failure to promptly pay compensation due and payable to the Participant in connection with his or her employment, (B) a material adverse change in the Participant's position with the Company or any of the Company's subsidiaries, joint ventures or affiliates, or (C) the assignment to the Participant of duties materially and adversely inconsistent with the Participant's position at the time of such assignment with the Company or any of the Company's subsidiaries, joint ventures or other affiliates;

                           (iii) "Permanent  Disability" shall be defined in the
                  same manner as such term or a similar term is defined in the long-term disability policy maintained by the Company or any of the Company's subsidiaries or joint ventures for the Participant and in effect on the date of the Participant's termination of employment with the Company or any of the Company's subsidiaries, joint ventures or other affiliates; provided, however, that the relevant condition must continue for six consecutive months before being deemed a "Permanent Disability"; and

                           (iv) "Retirement" means resignation or termination of
                  employment after attainment of the Participant's sixty-fifth birthday, unless the Committee determines otherwise in its sole discretion.

                  (f) Neither the conversion of AvantGarb, LLC into Nano-Tex, Inc., a Delaware corporation, nor any subsequent public offering of the shares of Nano-Tex, Inc. shall constitute a Change of Control for purposes of this Agreement.

         8.       Certain Adjustments; Disputes.
                  -----------------------------

                  (a) Effect of  Reorganization.  Subject to the  provisions  of
         Section 7 hereof, in the event that (i) the Company is merged or consolidated with another corporation, (ii) all or substantially all the assets of the Company are acquired by another corporation, person or entity, (iii) the Company is reorganized, dissolved or liquidated, or (iv) the division or subsidiary for which the Participant performs services is sold, merged, consolidated, reorganized or liquidated (each such event in (i), (ii), (iii), or (iv) being hereinafter referred to as a "Reorganization Event"), or (v) the Board shall propose that the Company enter into a Reorganization Event, then the Committee shall make adjustments to provide each Participant with a benefit equivalent to that to which the Participant would have been entitled had such Reorganization Event not occurred.

                  (b) Dilution and other Adjustments. In the event of a stock dividend, stock split, recapitalization, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value or other similar event affecting the Common Stock, the Committee shall make any or all of the following adjustments that in its discretion it deems necessary or advisable to provide the Participant with a benefit equivalent to that to which Participant would have been entitled had such event not occurred: (i) adjust the number of Awards granted to the Participant, and (ii) make any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes.

                (c)  Disputes.   The  Committee's  authority  to  interpret  and
         construe  the  Plan  and  this  Agreement,   and  resolve  any  dispute
         hereunder, shall be final, conclusive and binding on all persons.

         9.       Amendment of this Agreement.
                  ---------------------------

         This Agreement may be amended only by a writing signed by both parties.

         10.      Miscellaneous.
                  -------------

                  (a) No Rights to Grants or Continued Service. Except as expressly provided for herein, the Participant shall have no claim or right to be granted an Award under the Plan, nor shall Participant have a right to receive payment of an Award in any form other than as the Committee shall approve. Neither the Plan nor any action taken hereunder shall be construed as giving the Participant any right to be retained in the employ or service of the Company.

                  (b) Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware.

                  (c) Binding Obligation; Survival; Assignment. The Participant hereby represents that this Agreement has been duly executed and delivered by the Participant and constitutes a legal, valid and binding obligation of the Participant, enforceable against the Participant in accordance with its terms.

                  (d) Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to his or her attention at the mailing address set forth at the foot of this Agreement (or to such other address as shall have been specified to the Company in writing) and, if to the Company, to it at 3330 West Friendly Avenue, Greensboro, North Carolina 27410, Attention: Corporate Secretary. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

                  (e) Other Matters. This Agreement and the other related agreements expressly referred to herein set forth the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Participant has executed this Agreement, both as of the date and year first above written.


AVANTGARB, LLC                                       PARTICIPANT



By______________________________              _______________________________
Name:                                                         Name:
Title:                                                        Address: